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                                  EXHIBIT 10.2

                                     FORM OF
                          NOTICE OF STOCK OPTION GRANT


Mr. Roger S. Mertz 1448 Industrial Ave Sebastopol, CA 95472


You have been granted an option to purchase Common Stock of SonomaWest Holdings, Inc., a California corporation (the "Company") as follows:

                 Grant Number                                    181

                 Date of Grant                                   July 17, 2001

                 Option Price Per Share                          $7.48

                 Total Number of Shares Granted                  5,000

                 Total Price Of Shares Granted                   $37,400

                 Type of Option                                  [ ] Incentive Stock Option
                                                                 [X] Non-Qualified Stock Option

                 Term/Expiration Date                            July 17, 2011

EXERCISE SCHEDULE

This Option may be exercised in whole or in part, in accordance with the following vesting schedule:

VESTING SCHEDULE

DATE OF VESTING                NUMBER OF SHARES            TOTAL VESTED

July 17, 2001                  5,000                       5,000

This option may be exercised for three months after membership on the Company's Board of Directors terminates except as set out in Sections 6, 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the SonomaWest Holdings 1996, Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                              SONOMAWEST HOLDINGS, INC.



                                       By:
---------------------------              ---------------------------------
Signature                                Names:
                                              ----------------------------
                                         Title:
                                              ----------------------------

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